SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


DATE OF REPORT:  OCTOBER 19, 1999
---------------------------------
(Date of earliest event reported)


                        ASSET SECURITIZATION CORPORATION,
                         COMMERCIAL MORTGAGE ASSET TRUST
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-C2
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-53859                 13-3672337
--------------------------------------------------------------------------------
      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 667-9300

ITEM 5.  OTHER EVENTS.

            Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report are certain materials (the "Computational Materials", respectively) furnished to the Registrant by Nomura Securities International, Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Asset Trust, Commercial Mortgage Pass-Through Certificates, Series 1999-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-53859) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computational Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------

          99.1                   Computational Materials

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   ASSET SECURITIZATION CORPORATION


                                   By:  /S/ BRAD ALTBERGER
                                        ---------------------------
                                        Name:  Brad Altberger
                                        Title: Associate Director

Date:  October 19, 1999

                                  EXHIBIT INDEX
                                  -------------



  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      99.1            Computational Materials                  E